                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated
January 25, 2007, in the Registration Statement and related Prospectus
(Form S-6 No. 333-139769) dated January 25, 2007 of Equity Opportunity Trust,
Value Select Ten Series 2007A.

                                          /s/ ERNST & YOUNG LLP
                                          ----------------------
                                              ERNST & YOUNG LLP

New York, New York
January 25, 2007